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Product Types for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Product Types                        Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
ARM 2/28                      $18,095,645.26         98       26.21%   $184,649.44    6.539%         359         649       80.26%
ARM 2/28 IO  60                26,427,689.22         84        38.28    314,615.35     6.115         359         673        80.00
ARM 2/28 IO 120                 1,955,575.31          5         2.83    391,115.06     6.556         358         642        80.00
ARM 2/28 BALL30/40             14,644,709.70         56        21.21    261,512.67     6.553         359         647        79.31
ARM 3/27                        1,038,501.85          5         1.50    207,700.37     6.378         358         637        80.00
ARM 3/27 IO  60                   393,600.00          1         0.57    393,600.00     6.950         358         709        80.00
ARM 3/27 IO 120                   316,273.37          2         0.46    158,136.69     6.027         359         655        80.00
ARM 3/27 BALL30/40                625,309.91          2         0.91    312,654.96     5.818         358         683        80.00
ARM 5/25                          403,138.06          3         0.58    134,379.35     6.469         359         632        80.00
ARM 5/25 IO  60                   948,008.00          5         1.37    189,601.60     5.752         359         742        80.00
ARM 5/25 IO 120                   296,000.00          1         0.43    296,000.00     6.750         359         649        80.00
ARM 5/25 BALL30/40                 87,961.47          1         0.13     87,961.47     6.500         358         799        80.00
Balloon 30/40                     655,693.13          4         0.95    163,923.28     6.341         359         640        80.00
Fixed Rate 15 Year                 55,829.60          1         0.08     55,829.60     7.415         178         639        80.00
Fixed Rate 30 Year              3,095,391.32         18         4.48    171,966.18     6.453         359         675        79.85
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%   $241,396.25    6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Principal Balances for the Mortgage Loans*

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Principal                 Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Balances ($)                         Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
      0.01  to     50,000.00    $128,360.00          3        0.19%   $42,786.67     7.757%         359         615       77.99%
 50,000.01  to    100,000.00   3,471,940.11         42         5.03    82,665.24      6.831         356         640        80.27
100,000.01  to    150,000.00   4,634,029.77         37         6.71    125,244.05     6.703         359         641        80.26
150,000.01  to    200,000.00   8,881,629.94         50        12.86    177,632.60     6.438         359         646        80.43
200,000.01  to    250,000.00   8,097,622.40         36        11.73    224,933.96     6.325         359         657        79.94
250,000.01  to    300,000.00   9,532,571.00         35        13.81    272,359.17     6.253         359         667        79.97
300,000.01  to    350,000.00  10,437,458.18         32        15.12    326,170.57     6.478         359         653        80.10
350,000.01  to    400,000.00   7,166,584.89         19        10.38    377,188.68     6.189         359         666        79.89
400,000.01  to    450,000.00   4,319,345.06         10         6.26    431,934.51     6.061         359         691        80.10
450,000.01  to    500,000.00   3,303,822.26          7         4.79    471,974.61     6.539         359         689        79.30
500,000.01  to    550,000.00   3,148,681.97          6         4.56    524,780.33     5.959         359         680        80.00
550,000.01  to    600,000.00   1,687,862.33          3         2.44    562,620.78     6.233         359         645        80.00
600,000.01  to    650,000.00     628,000.00          1         0.91    628,000.00     5.990         359         641        80.00
650,000.01  to    700,000.00   2,691,790.09          4         3.90    672,947.52     5.972         359         681        80.00
900,000.01  to    950,000.00     909,628.20          1         1.32    909,628.20     6.750         359         662        70.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $69,039,326.20        286      100.00%   $241,396.25    6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The average Principal Balance of the Mortgage Loans as of the Statistical Calculation Date was approximately $241,396.25.

Gross Mortgage Rates for the Mortgage Loans*

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Current                   Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Gross Mortgage Rates (%)             Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
   4.501  to    5.000            $448,960.00          1        0.65%    $448,960.00   4.990%         359         690       80.00%
   5.001  to    5.500           4,797,451.40         15         6.95    319,830.09     5.393         359         686        80.00
   5.501  to    6.000          18,142,618.01         63        26.28    287,978.06     5.820         359         671        80.00
   6.001  to    6.500          20,230,558.12         85        29.30    238,006.57     6.309         359         656        79.87
   6.501  to    7.000          19,340,026.90         81        28.01    238,765.76     6.786         359         659        79.47
   7.001  to    7.500           3,317,206.00         21         4.80    157,962.19     7.332         356         643        80.00
   7.501  to    8.000           2,181,405.77         16         3.16    136,337.86     7.785         358         620        81.79
   8.001  to    8.500             387,600.00          3         0.56    129,200.00     8.229         359         642        83.07
   8.501  to    9.000             193,500.00          1         0.28    193,500.00     8.875         359         520        90.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%    $241,396.25   6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Calculation Date was approximately 6.356%.

Combined Loan-to-Value Ratios for the Mortgage Loans*

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Combined                  Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Loan-to-Value Ratios (%)             Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
65.01  to    70.00               $909,628.20          1        1.32%   $909,628.20    6.750%         359         662       70.00%
70.01  to    75.00                508,750.00          2         0.74    254,375.00     6.595         359         651        74.92
75.01  to    80.00             66,215,280.57        276        95.91    239,910.44     6.320         359         662        79.97
80.01  to    85.00                827,500.00          3         1.20    275,833.33     7.318         359         629        82.48
85.01  to    90.00                578,167.43          4         0.84    144,541.86     8.267         359         563        90.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%   $241,396.25    6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Calculation Date was approximately 79.92%.

Credit Bureau Risk Scores* for the Mortgage Loans**

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Range of Credit Scores               Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
520  to  539                     $193,500.00          1        0.28%   $193,500.00    8.875%         359         520       90.00%
540  to  559                       80,999.00          1         0.12     80,999.00     8.000         359         549        90.00
560  to  579                      920,745.78          5         1.33    184,149.16     7.036         359         573        81.29
580  to  599                    5,442,596.81         33         7.88    164,927.18     6.440         359         592        79.99
600  to  619                    8,956,666.22         44        12.97    203,560.60     6.652         359         609        80.29
620  to  639                    8,078,810.76         39        11.70    207,148.99     6.286         358         630        79.97
640  to  659                   13,158,431.36         50        19.06    263,168.63     6.347         359         649        79.88
660  to  679                   10,755,391.89         32        15.58    336,106.00     6.392         359         669        79.10
680  to  699                    6,790,480.02         26         9.84    261,172.31     6.180         359         689        79.89
700  to  719                    5,243,397.91         20         7.59    262,169.90     6.076         359         710        80.00
720  to  739                    4,618,307.05         15         6.69    307,887.14     6.291         359         730        80.00
740  to  759                    3,003,503.96         13         4.35    231,038.77     6.088         359         747        80.00
760  to  779                      332,000.00          1         0.48    332,000.00     6.800         359         774        80.00
780  to  799                    1,161,569.47          4         1.68    290,392.37     5.915         359         791        80.00
800  to  819                      302,925.97          2         0.44    151,462.99     6.511         359         810        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%   $241,396.25    6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 661.

Original Term for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Original Term (months)               Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
180                               $55,829.60          1        0.08%    $55,829.60    7.415%         178         639       80.00%
360                            68,983,496.60        285        99.92    242,047.36     6.355         359         661        79.92
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%   $241,396.25    6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Remaining Term to Stated Maturity for the Mortgage Loans*

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Remaining Terms           Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
(months)                             Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
121  to  180                      $55,829.60          1        0.08%    $55,829.60    7.415%         178         639       80.00%
301  to  360                   68,983,496.60        285        99.92    242,047.36     6.355         359         661        79.92
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%   $241,396.25    6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date was approximately 359 Months


IO Term for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
IO Term (months)                     Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
No IO                         $38,702,180.30        188       56.06%   $205,862.66   6.518%         359         651       79.85%
60                             27,769,297.22         90        40.22     308547.75    6.114         359         676        80.00
120                             2,567,848.68          8         3.72     320981.09    6.513         359         644        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%   $241,396.25   6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Property Types of Mortgaged Properties for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
IO Term (months)                     Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Single Family Detached        $45,668,462.37        196       66.15%    $233,002.36   6.312%         359         658       80.01%
PUD                            13,368,674.55         49        19.36     272,830.09    6.531         359         662        79.51
Condominium                     6,877,079.26         31         9.96     221,841.27    6.226         359         679        80.06
2-4 Family                      2,625,984.45          8         3.80     328,248.06    6.449         359         658        79.89
Condominium Hi-Rise               398,400.00          1         0.58     398,400.00    6.800         359         640        80.00
Single Family Attached            100,725.57          1         0.15     100,725.57    7.525         358         588        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%    $241,396.25   6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Occupancy Status for the Mortgage Loans*

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Occupancy Status                     Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Primary                       $67,453,697.15        277       97.70%   $243,515.15   6.355%         359         660       79.90%
Secondary                       1,481,329.05          7         2.15    211,618.44    6.284         359         702        80.30
Investment                        104,300.00          2         0.15     52,150.00    7.882         359         636        82.85
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%   $241,396.25   6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Loan Purpose                         Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Purchase                      $44,370,608.42        193       64.27%   $229,899.53    6.293%         359         662       80.14%
Cash Out Refi                  23,399,179.72         87        33.89    268,956.09     6.465         358         657        79.49
Rate/Term Refi                  1,269,538.06          6         1.84    211,589.68     6.549         359         653        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%   $241,396.25    6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Credit Grade Categories for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Credit Grade                         Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
A                             $18,024,925.75         86       26.11%   $209,592.16    6.472%         358         624       80.04%
AA                             43,460,323.94        157        62.95    276,817.35     6.256         359         687        79.72
A-                              6,975,909.08         39        10.10    178,869.46     6.519         359         596        79.99
B                                 274,499.00          2         0.40    137,249.50     8.617         359         529        90.00
B+                                303,668.43          2         0.44    151,834.22     7.951         358         595        90.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%   $241,396.25    6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Documentation Type for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Documentation Type                   Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Full                          $35,676,956.18        160       51.68%   $222,980.98    6.248%         359         656       80.09%
Stated                         16,890,916.62         60        24.47    281,515.28     6.790         359         671        79.35
1 Year Income                  13,587,210.84         54        19.68    251,615.02     6.145         359         663        80.14
6 Months Bank Statement         2,884,242.56         12         4.18    240,353.55     6.143         359         641        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%   $241,396.25    6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Original Prepayment Penalty Term for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
Prepayment Period                  Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Original Term (months)               Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
No Prepay                     $19,401,728.64         79       28.10%    $245,591.50   6.484%         359         664       79.92%
12                              3,669,237.24          9         5.31    407693.03      6.136         359         675        77.52
24                             40,999,191.97        169        59.39    242598.77      6.307         359         659        80.13
36                              4,969,168.35         29         7.20    171350.63      6.421         357         654        79.91
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%    $241,396.25   6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Geographic Distribution              Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Alabama                           $55,829.60          1        0.08%    $55,829.60    7.415%         178         639       80.00%
Arizona                         2,191,054.76         11         3.17    199,186.80     6.404         359         660        80.00
California                     28,948,144.14         84        41.93    344,620.76     6.142         359         664        79.70
Colorado                          837,510.01          5         1.21    167,502.00     6.545         359         645        82.21
Connecticut                       866,446.19          5         1.26    173,289.24     6.653         358         654        80.00
Florida                         5,758,608.62         27         8.34    213,281.80     6.561         359         657        79.92
Georgia                           750,172.79          4         1.09    187,543.20     6.645         359         652        80.00
Idaho                             292,000.00          2         0.42    146,000.00     6.174         359         689        80.00
Illinois                        3,908,119.46         18         5.66    217,117.75     6.501         359         664        80.00
Louisiana                         715,607.13          7         1.04    102,229.59     6.963         359         671        80.00
Maine                             294,220.92          2         0.43    147,110.46     6.897         359         753        80.00
Maryland                        3,117,750.00         11         4.52    283,431.82     6.541         359         670        79.16
Massachusetts                   2,296,080.00          9         3.33    255,120.00     5.950         359         650        80.00
Minnesota                         116,720.67          1         0.17    116,720.67     7.940         358         666        80.00
Mississippi                       163,813.36          2         0.24     81,906.68     6.953         358         607        80.00
Missouri                          221,232.73          3         0.32     73,744.24     6.855         359         663        80.00
Nevada                          2,559,346.62         10         3.71    255,934.66     6.280         359         664        80.00
New Hampshire                     487,522.74          3         0.71    162,507.58     6.128         359         667        80.00
New Jersey                      1,131,408.89          5         1.64    226,281.78     6.550         359         643        79.73
New York                        2,573,311.64          8         3.73    321,663.96     6.262         359         657        80.00
North Carolina                    114,400.00          1         0.17    114,400.00     6.340         359         592        80.00
Ohio                              468,615.87          5         0.68     93,723.17     6.600         357         625        80.00
Oregon                            354,300.00          2         0.51    177,150.00     7.706         359         578        85.46
Pennsylvania                      888,557.97          4         1.29    222,139.49     6.499         359         660        80.00
Tennessee                         792,691.79          7         1.15    113,241.68     7.036         359         604        81.02
Texas                           1,882,237.52         17         2.73    110,719.85     6.996         359         647        80.41
Utah                              259,461.47          3         0.38     86,487.16     6.523         359         703        81.15
Vermont                           115,902.54          1         0.17    115,902.54     6.875         358         759        80.00
Virginia                        3,383,236.39         11         4.90    307,566.94     6.482         359         671        79.78
Washington                      3,251,921.24         15         4.71    216,794.75     6.463         359         648        80.40
Wisconsin                         243,101.14          2         0.35    121,550.57     6.495         359         686        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $69,039,326.20        286      100.00%   $241,396.25    6.356%         359         661       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Gross Margins for the Adjustable Rate Mortgage Loans*

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Gross Margins (%)         Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                          Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
  4.001  to    4.500           $2,669,331.82         11        4.09%   $242,666.53    6.499%         359         665       80.00%
  4.501  to    5.000              801,381.05          2         1.23    400,690.53     5.258         359         699        80.00
  5.001  to    5.500           13,524,468.42         43        20.73    314,522.52     5.976         359         665        80.00
  5.501  to    6.000           17,209,066.03         72        26.38    239,014.81     6.121         359         652        79.83
  6.001  to    6.500           15,542,924.81         66        23.83    235,498.86     6.420         359         654        79.47
  6.501  to    7.000           12,529,539.40         53        19.21    236,406.40     6.825         359         668        80.23
  7.001  to    7.500            2,364,936.43         13         3.63    181,918.19     7.042         359         684        80.75
  7.501  to    8.000              590,764.19          3         0.91    196,921.40     7.728         358         621        82.01
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $65,232,412.15        263      100.00%   $248,031.99    6.350%         359         660       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.037%.

Maximum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                        Percentage of
                                                             Loans by                           Weighted
Range of Maximum                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
Gross Mortgage Rates (%)           Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                          Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
 11.001  to   11.500             $448,960.00          1        0.69%    $448,960.00   4.990%         359         690       80.00%
 11.501  to   12.000            4,797,451.40         15         7.35     319,830.09    5.393         359         686        80.00
 12.001  to   12.500           16,885,589.39         57        25.89     296,238.41    5.811         359         669        80.00
 12.501  to   13.000           18,935,238.69         79        29.03     239,686.57    6.305         359         655        79.86
 13.001  to   13.500           18,434,721.04         75        28.26     245,796.28    6.783         359         659        79.47
 13.501  to   14.000            3,104,745.86         18         4.76     172,485.88    7.330         359         644        80.00
 14.001  to   14.500            2,089,405.77         15         3.20     139,293.72    7.792         358         621        81.87
 14.501  to   15.000              342,800.00          2         0.53     171,400.00    8.255         359         647        83.47
 15.001  to   15.500              193,500.00          1         0.30     193,500.00    8.875         359         520        90.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $65,232,412.15        263      100.00%    $248,031.99   6.350%         359         660       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 12.853% per annum.


Minimum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                        Percentage of
                                                             Loans by                           Weighted
Range of Minimum                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
Gross Mortgage Rates (%)           Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                          Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
   4.501  to     5.000           $448,960.00          1        0.69%    $448,960.00   4.990%         359         690       80.00%
   5.001  to     5.500          4,797,451.40         15         7.35     319,830.09    5.393         359         686        80.00
   5.501  to     6.000         16,885,589.39         57        25.89     296,238.41    5.811         359         669        80.00
   6.001  to     6.500         19,335,238.69         80        29.64     241,690.48    6.309         359         656        79.87
   6.501  to     7.000         17,938,043.23         73        27.50     245,726.62    6.785         359         659        79.46
   7.001  to     7.500          3,201,423.67         19         4.91     168,495.98    7.333         359         642        80.00
   7.501  to     8.000          2,089,405.77         15         3.20     139,293.72    7.792         358         621        81.87
   8.001  to     8.500            342,800.00          2         0.53     171,400.00    8.255         359         647        83.47
   8.501  to     9.000            193,500.00          1         0.30     193,500.00    8.875         359         520        90.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $65,232,412.15        263      100.00%    $248,031.99   6.350%         359         660       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.350% per annum.


Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                        Percentage of
                                                             Loans by                           Weighted
Initial Periodic Rate Cap           Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
(%)                                 Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                           Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
1.000                            $629,600.00          2        0.97%    $314,800.00   6.772%         358         700       80.00%
1.500                             492,000.00          2         0.75     246,000.00    6.528         357         694        80.00
3.000                          62,696,976.13        252        96.11     248,797.52    6.350         359         658        79.91
5.000                           1,244,008.00          6         1.91     207,334.67    5.989         359         720        80.00
6.500                             169,828.02          1         0.26     169,828.02    6.925         356         748        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $65,232,412.15        263      100.00%    $248,031.99   6.350%         359         660       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 3.017%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                        Percentage of
                                                             Loans by                           Weighted
Subsequent Periodic                Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
Rate Cap (%)                       Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                          Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
1.000                         $64,832,412.15        262       99.39%    $247,451.95   6.349%         359         660       79.92%
1.500                             400,000.00          1         0.61     400,000.00    6.500         357         696        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $65,232,412.15        263      100.00%    $248,031.99   6.350%         359         660       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 1.003%.


Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

                                                        Percentage of
                                                             Loans by                           Weighted
Range of                           Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
Months to Next                     Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Adjustment Date (ARMs Only)          Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
19  to  24                    $61,123,619.49        243       93.70%    $251,537.53   6.359%         359         659       79.91%
25  to  30                         96,677.81          1         0.15      96,677.81    7.425         352         596        80.00
31  to  36                      2,277,007.32          9         3.49     253,000.81    6.230         359         666        80.00
55  to  60                      1,735,107.53         10         2.66     173,510.75    6.127         359         703        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $65,232,412.15        263      100.00%    $248,031.99   6.350%         359         660       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Next Interest Rate Adjustment Date for the Adjustable Rate Mortgage Loans*

                                                        Percentage of
                                                             Loans by                           Weighted
                                   Aggregate  Number of     Aggregate      Average   Weighted     Average    Weighted     Weighted
Next Interest Rate                 Principal   Mortgage     Principal    Principal    Average   Remaining     Average      Average
Adjustment Date (ARMs Only)          Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
2007 May                         $169,828.02          1        0.26%   $169,828.02    6.925%         356         748       80.00%
2007 June                         723,799.86          2         1.11    361,899.93     7.059         357         676        80.00
2007 July                      10,016,753.17         39        15.36    256,839.82     6.424         358         662        80.08
2007 August                    49,671,638.44        198        76.15    250,866.86     6.336         359         657        79.88
2007 September                    541,600.00          3         0.83    180,533.33     6.176         360         734        80.00
2008 January                       96,677.81          1         0.15     96,677.81     7.425         352         596        80.00
2008 July                       1,019,631.80          3         1.56    339,877.27     6.277         358         687        80.00
2008 August                     1,257,375.52          6         1.93    209,562.59     6.192         359         649        80.00
2010 July                         155,099.53          2         0.24     77,549.77     6.457         358         737        80.00
2010 August                     1,580,008.00          8         2.42    197,501.00     6.094         359         700        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $65,232,412.15        263      100.00%   $248,031.99    6.350%         359         660       79.92%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average number of months to next adjustment date for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date is 24 months.

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